                                                                    EXHIBIT 10.2

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


                          WAIVER AND AMENDMENT NO. 2 TO
                          REVOLVING/TERM LOAN AGREEMENT

                THIS WAIVER AND AMENDMENT NO. 2 TO REVOLVING/TERM LOAN AGREEMENT (this "Waiver and Amendment"), dated as of June 28, 2002, is entered into by and among the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders"), Union Bank of California, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), and ViaSat, Inc., a Delaware corporation (the "Borrower"), with reference to the following facts:


                                    RECITALS

                A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Revolving/Term Loan Agreement, dated as of June 21, 2001, as amended (the "Loan Agreement"), pursuant to which the Lenders have provided the Borrower with certain credit facilities.

                B. Borrower is currently in default under Section 9.1(c) of the Loan Agreement given Borrower's failure to comply with each of the following provisions of the Loan Agreement:

                                (i) Section 6.13 of the Loan Agreement, due to
                Borrower's breach of the minimum quarterly EBITDA covenant for Borrower's Fiscal Quarter ended March 31, 2002 (Borrower is required by Section 6.13 of the Loan Agreement to have EBITDA for each of Borrower's Fiscal Quarters of at least $***, and Borrower's actual EBITDA for its Fiscal Quarter ended March 31, 2002 was only $2,707,000); and

                                (ii) Section 6.14 of the Loan Agreement, due to
                Borrower's breach of the minimum Tangible Net Worth Covenant for Borrower's Fiscal Quarter ended March 31, 2002 (Borrower is required by Section 6.14 of the Loan Agreement to have Tangible Net Worth as of the last day of each Fiscal Quarter of at least ***, and Borrower's actual Tangible Net Worth as of March 31, 2002 was only $128,491,000).



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

The above-mentioned Events of Default hereinafter shall be referred to as the "Existing Events of Default".

                C. Borrower has requested that Lenders waive the occurrence of the Existing Events of Default and amend Section 6.14 of the Loan Agreement to facilitate Borrower's future compliance with the minimum Tangible Net Worth covenant, and make certain other modifications to the Loan Agreement.

                D. Lenders are willing to grant such accommodations to Borrower on the terms and conditions set forth below.

                NOW, THEREFORE, the parties hereby agree as follows:

        1. Defined Terms. Any and all initially capitalized terms used in this Waiver and Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified in the Loan Agreement.

        2. Waiver. Lenders hereby waive the occurrence of the Existing Events of Default. Lenders' waiver hereby of the Existing Events of Default shall constitute a waiver of only the Existing Events of Default and shall not constitute a waiver of any other violation of the Loan Agreement other than the Existing Events of Default.

        3. Additional Definitions. Section 1.1 of the Loan Agreement is hereby amended and supplemented by adding the following new definitions in appropriate alphabetical order:

                        "'Accounts Receivable' means any accounts of Borrower that are treated as accounts receivable under GAAP.

                        'Accounts Receivable Aging Report' has the meaning specified in Section 7.1(e).

                        'Accounts Receivable Reconciliation Report' has the meaning specified in Section 7.1(e).

                        'Borrowing Base' means, as of any date of determination, an amount determined by the Administrative Agent, in its reasonable discretion, with reference to the most recent Borrowing Base Certificate delivered by Borrower to the Administrative Agent pursuant to Section 7.3, to be equal to the sum of (a) the Eligible Accounts Component plus
        (b) the Eligible Inventory Component.

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                        'Borrowing Base Certificate' means a certificate in the form of Exhibit 7.3, properly completed and signed by a Senior Officer of Borrower.

                        'Eligible Accounts Component' means *** times Accounts Receivable that are not more than ninety (90) days past invoice date;

                        'Eligible Inventory Component' means the lesser of (i) *** times Inventory, or (ii) $***.

                        'Immeon' means Immeon Networks LLC, a joint venture between Loral Skynet and Borrower.

                        'Inventory' means any inventory of Borrower that is treated as inventory under GAAP.

                        'Maximum Revolving Credit Amount' means, as of any date of determination, the lesser of (i) the then applicable Borrowing Base or (ii) the then applicable aggregate Revolving Commitments."

        4. Addition of Borrowing Base Limitation as Condition to Advances.
Section 2.1(a) of the Loan Agreement is hereby amended to read in full as follows:

                        "(a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the Revolving Loan Maturity Date, each Lender shall, pro rata according to that Lender's Pro Rata Share of the then applicable Revolving Commitment, make Advances to Borrower under the Revolving Commitment in such amounts as Borrower may request that do not result in the sum of (i) the aggregate principal amount outstanding under the Revolving Notes and (ii) the Aggregate Effective Amount of all outstanding Letters of Credit to exceed the Maximum Revolving Credit Amount. Subject to the limitations set forth herein, Borrower may borrow, repay and reborrow under the Revolving Commitment without premium or penalty."

        5. Amendment of Tangible Net Worth Covenant. Section 6.14 of the Loan Agreement is hereby amended to read in full as follows:

                        "6.14 Tangible Net Worth. Permit Tangible Net Worth as of March 31, 2002 to be less than $*** or permit Tangible Net Worth as of the last day of each Fiscal Quarter ending thereafter during the term of this Agreement to be less than the sum of: (a) $***; (b) 90% of the cumulative Net Income for the Fiscal Quarter ending June 30, 2002 and for each Fiscal Quarter ending thereafter (with no deduction for a net loss in any such Fiscal Quarter); and (c) 100% of the proceeds of any issuance by Borrower of equity securities (except to employees or former employees of Borrower pursuant to an employee stock option plan maintained by Borrower) subsequent to the Closing Date."

        6. Requirement of Management Letter with Fiscal Year End Financial Statements. Section 7.1(c) of the Loan Agreement is hereby amended to read in full as follows:

                        "(c) As soon as practicable, and in any event within one hundred twenty (120) days after the end of each Fiscal Year, the consolidated and consolidating balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Year and the consolidated and consolidating statements of operations, stockholders' equity and cash flows, in each case of Borrower and its Subsidiaries for such Fiscal Year, all in reasonable detail. Such financial statements shall be prepared in accordance with GAAP, consistently applied, and such consolidated financial statements shall be accompanied by a management letter and report of PricewaterhouseCoopers LLP or other independent public accountants of recognized standing selected by Borrower and reasonably satisfactory to the Requisite Lenders, which report shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any other qualification or exception determined by the Requisite Lenders in their good faith business judgment to be adverse to the interests of the Lenders;"

        7. Amendment of Annual Projection Requirement. Section 7.1(d) of the Loan Agreement is hereby amended to read in full as follows:

                        "(d) As soon as practicable, and in any event not later than December 31 of each Fiscal Year, a budget and projection by Fiscal Quarter for the following Fiscal Year (the 'First Year') and by Fiscal Year for the next succeeding Fiscal Year (the 'Second Year'), including for the First Year, projected consolidated balance sheets, statements of operations and statements of cash flow of Borrower and its Subsidiaries, forecast assumptions, and a budget for Capital Expenditures, and for the Second Year, projected consolidated condensed balance sheets and statements of operations and cash flows of Borrower and its Subsidiaries, forecast assumptions, and a budget for Capital Expenditures, all in reasonable detail;"

        8. Delivery of Accounts Receivable Reconciliation Report . Section 7.1(e) of the Loan Agreement is hereby amended to read in full as follows:



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

                        "(e) As soon as practicable, and in any event not later than thirty (30) days after the end of each month, an aging of Borrower's accounts receivable in form and substance reasonably acceptable to the Administrative Agent ("Accounts Receivable Aging Report"); and as soon as practicable, and in any event not later than thirty (30) days after the end of each fiscal quarter of Borrower, a reconciliation report to reconcile Accounts Receivable aged balances to the Accounts Receivable listed on the general ledger of Borrower ("Accounts Receivable Reconciliation Report"), provided, that for any Account Receivable that is (i) more than ninety (90) days past invoice date and (ii) in an amount in excess of $100,000, Borrower shall provide the Administrative Agent with a report detailing the business location of the account debtor that generated the Account Receivable, the type of Account Receivable (e.g. domestic commercial, domestic governmental, foreign commercial, etc.) and any other information that the Administrative Agent may require, in its sole and absolute discretion;"

        9. Delivery of Financial Statements of Immeon . The Loan Agreement is hereby further amended and supplemented by adding therein the following new
Section 7.1(m):

                        "(m) As soon as practicable, and in any event within sixty (60) days after the end of each fiscal quarter of Immeon, the balance sheet of Immeon as at the end of such fiscal quarter of Immeon and the statements of operations and cash flows for such fiscal quarter of Immeon, and the portion of the fiscal year of Immeon ended with such fiscal quarter of Immeon, all in reasonable detail. Such financial statements shall be certified by the financial officer of Immeon or his or her designated representative as fairly presenting the financial condition, results of operations and cash flows of Immeon in accordance with GAAP (other than footnote disclosures), consistently applied, as at such date and for such periods, subject only to normal year-end accruals and audit adjustments;"

        10. Delivery of Projections for Immeon . The Loan Agreement is hereby further amended and supplemented by adding the following new Section 7.1(n):

                        "(n) As soon as practicable, and in any event not later than December 31 of each fiscal year of Immeon, a budget and projection by fiscal quarter of Immeon for the next succeeding fiscal year of Immeon, including projected balance sheets, statements of operations and statements of cash flow, forecast assumptions, and a budget for Capital Expenditures all in reasonable detail;"



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

        11. Delivery of Borrowing Base Certificate. The Loan Agreement is hereby further amended and supplemented by adding the following new Section 7.3 as follows:

                        "7.3 Borrowing Base Certificate. So long as any Advance remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Commitments remains outstanding, Borrower shall, at Borrower's sole expense, deliver to the Administrative Agent for distribution by it to the Lenders concurrently with the Accounts Receivable Aging Report and the Accounts Receivable Reconciliation Report required by Section 7.1(e), a Borrowing Base Certificate signed by a Senior Officer or his or her designated representative."

        12. Waiver and Amendment Fee. In consideration of Lenders' agreement to waive the Existing Event of Default and in consideration of the other accommodations described herein, on the effective date of this Waiver and Amendment, Borrower shall pay to the Administrative Agent, for the ratable benefit of Lenders, a one-time amendment fee of $15,000 (the "Waiver and Amendment Fee"). Borrower acknowledges and agrees that, at the Administrative Agent's option, the Administrative Agent may effect payment of the Waiver and Amendment Fee by charging the full amount of such fee, when due, to Borrower's Revolving Loan account or to Borrower's checking account at Union Bank of California, N.A.

        13. Borrowing Base Certificate. The Loan Agreement is hereby further amended and supplemented by adding thereto a new Exhibit 7.3 in the form of Exhibit A to this Waiver and Amendment.

        14. Conditions Precedent. The effectiveness of this Waiver and Amendment shall be subject to the prior satisfaction of each of the following conditions:

                (a) This Waiver and Amendment. The Administrative Agent shall have received an original of this Waiver and Amendment, duly executed by the Borrower and each of the Lenders;

                (b) Certificate. The Assistant Secretary of Borrower shall have executed the Certificate of Resolution attached to this Waiver and Amendment;

                (c) Borrowing Base Certificate, Accounts Receivable Aging Report and Accounts Receivable Reconciliation Report. The Chief Financial Officer of Borrower shall have delivered to the Administrative Agent a certified copy of the Borrowing

                        Base Certificate containing Borrowing Base information for Borrower as of May 30, 2002, and an Accounts Receivable Aging Report and Accounts Receivable Reconciliation Report as of the same date.

                (d) Other Documents. The Borrower shall have executed and delivered to the Administrative Agent such other documents and instruments as the Administrative Agent may reasonably require.


        15. Miscellaneous.

                (a) Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Waiver and Amendment, shall survive the execution and delivery of this Waiver and Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely thereon.

                (b) No Events of Default. Except for the Existing Event of Default, Borrower is not aware of any events which now constitute, or with the passage of time or the giving of notice, or both, would constitute, an Event of Default under the Loan Agreement.

                (c) Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

                (d) Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Waiver and Amendment, no Event of Default or Default exists as of such date.

                (e) Severability. Any provision of this Waiver and Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Waiver and Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                (f) APPLICABLE LAW. THIS WAIVER AND AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                (g) Successors and Assigns. This Waiver and Amendment is binding upon and shall inure to the benefit of the Lenders and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

                (h) Counterparts. This Waiver and Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                (i) Headings. The headings, captions and arrangements used in this Waiver and Amendment are for convenience only and shall not affect the interpretation of this Waiver and Amendment.

                (j) NO ORAL AGREEMENTS. THIS WAIVER AND AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE LENDERS AND THE BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDERS AND THE BORROWER.

                IN WITNESS WHEREOF, the parties have entered into this Waiver and Amendment by their respective duly authorized officers as of the date first above written.

                                            VIASAT, INC.

                                            By:
                                               ---------------------------------
                                               Rick Baldridge
                                               Executive Vice President, Chief
                                               Operating Officer and Chief
                                               Financial Officer
                                               [Executed: 7/10/02]

                                            Address:

                                            ViaSat, Inc.
                                            6155 El Camino Real
                                            Carlsbad, California  92009

                                            Attn:  Rick Baldridge
                                                   Executive Vice President,
                                                   Chief Operating Officer and
                                                   Chief Financial Officer

                                            Telecopier:       (760) 476-2200
                                            Telephone:        (760) 929-3926


                                            UNION BANK OF CALIFORNIA, N.A., as
                                            the Administrative Agent


                                            By:
                                               ---------------------------------
                                               Rick Young
                                               Vice President

                                            Address:

                                            Union Bank of California, N.A.
                                            San Diego Commercial Banking Office
                                            530 "B" Street, 4th Floor, S-420
                                            San Diego, California 92101-4407

                                            Attn:    Mr. Rick Young

                                            Telecopier:       (619) 230-3766
                                            Telephone:        (619) 230-3756

                                            UNION BANK OF CALIFORNIA, N.A., as
                                            a Lender


                                            By:
                                               ---------------------------------
                                               Rick Young
                                               Vice President


                                            Address:

                                            Union Bank of California, N.A.
                                            San Diego Commercial Banking Office
                                            530 "B" Street, 4th Floor, S-420
                                            San Diego, California 92101-4407

                                            Attn:    Mr. Rick Young

                                            Telecopier:       (619) 230-3766
                                            Telephone:        (619) 230-3756

                                            U.S. BANK NATIONAL ASSOCIATION,
                                            as a Lender


                                            By:
                                               ---------------------------------
                                               Maureen Sullivan
                                               Vice President

                                            Address:

                                            U.S. Bank National Association
                                            4180 La Jolla Village Drive,
                                            Suite 125
                                            La Jolla, California 92037
                                            Attn:    Maureen Sullivan

                                            Telecopier: (858) 597-6651
                                            Telephone: (858) 597-1055


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